HARTFORD LIFE INSURANCE COMPANY DC VARIABLE ACCOUNT I

33-19947	HV-1009 – Group Variable Annuity Contracts

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO

33-19949	HV-1009 - Group Variable Annuity Contracts
33-19946	HV-1524 - Group Variable Annuity Contracts [Gardner & White] Issued with Respect to DC-1 and DC-II
33-59541	HV-2025 - Group Variable Annuity Contracts for Section 403(b) or 408 Plans

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-3574 - PremierSolutions Standard
333-72042	HV-5244 - PremierSolutions Standard (Series II)
333-72042	HV-3572 - PremierSolutions State of Connecticut

333-145655	HV-3739 - Group Variable Annuity Contracts

Supplement dated May 16, 2012 to your Prospectus

FUND NAME CHANGE

HARTFORD ADVISERS HLS FUND – CLASS IA

Effective June 29, 2012, the following name change is made to your Prospectus:

Old Name	New Name

Hartford Advisers HLS Fund - Class IA	Hartford Balanced HLS Fund - Class IA

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.